Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of United States Basketball League, Inc. on Form 10-Q for the quarterly period ended November 30, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such quarterly report on Form 10-Q fairly presents in all material respects the financial condition and results of operation of United States Basketball League, Inc.

Date: February 11, 2020

/s/ Daniel T. Meisenheimer IIII

Daniel T. Meisenheimer III

President

Date: February 11, 2020

/s/ Richard C. Meisenheimer

Richard C. Meisenheimer

Chief Financial Officer